LSB Industries, Inc. June 2014 NYSE: LXU Exhibit 99.5

Safe Harbor Statement
The comments today and the information contained in the presentation materials contain certain forward-looking statements. All these statements, other than statements of historical fact, are forward-looking statements.
Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “estimate” and similar statements of the future or of a forward-looking nature identify forward-looking statements, including but not limited to, all statements about or in references to the
Architectural Building Index or any McGraw Hill forecast, any references to projected natural gas costs, ammonia costs, and fundamentals of the chemical or climate control business.
The forward-looking statements include but are not limited to the following statements: For Chemical Business: Major investments underway to reduce costs and increase facility reliability; Positioned to benefit from strong agricultural market with favorable margins; Strong regional market positions serving the Corn Belt and South Central U.S.; Product balance options; Capital expansion projects reduce production costs significantly
vs. purchased ammonia; Estimated completion Q4 2015/Start-up Q1 2016 for El Dorado ammonia plant; El Dorado nitric acid plant and concentrator will have a cost of $115 million to $125 million, improves operating characteristics, enhances product balance, replaces lost acid capacity and adds capacity for a total of 375,000 TPY, and estimated completion and start-up of Q2 2015; Fundamentals of the nitrogen fertilizers we produce remain positive; Gross margins remain historically strong; LSB Value Drivers; Pryor facility reliability improvements;
capital projects at El Dorado; Corn pricing remains at favorable levels for growers; Comprehensive upgraded Chemical Business safety and plant reliability systems will improve plant up-time and reduce risks of unplanned downtime. For Climate Control Business: Market and technology leader for geothermal heat pumps, water source heat pumps, and hydronic fan coils; Poised to benefit from the economic recovery, long-term trend toward green construction, and growth of emerging products; Construction markets are poised for a recovery to pre-recession levels;
Climate control’s product sales should outgrow broader markets; Leading indicators point to solid growth over the next three years in commercial and institutional construction, as well as residential housing starts; Anticipate an improvement in all the major sectors that we serve, especially lodging, multi-family housing and education; LEAN operational excellence margins.
You should not rely on the forward-looking statements because actual events or results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. We incorporate the risks and uncertainties discussed under the heading
Special Note Regarding Forward-looking Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2013 and
Form 10-Q for the period ending March 31, 2014. We undertake no duty to update the information contained in this conference call.
The term EBITDA, as used in this presentation, is net income plus interest expense, depreciation, amortization, income taxes, and certain non-
cash charges, unless otherwise described. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to GAAP measurement. The reconciliation of GAAP and any EBITDA numbers discussed during this conference call are included on the Q1 2014 conference call presentation, which is posted on our website.

3 Company Overview

Climate
Control
42%
Chemical
56%
Engineering
and Other
2%

Chemical
77%
Climate
Control
23%

Business Overview

2013 Net Sales by Business Segment
2013 Consolidated EBITDA by Business Segment
Diversified industrial manufacturer of chemical and
HVAC products sold into a wide range of end markets
Founded in 1968 and headquartered in Oklahoma
City, OK; publicly traded (NYSE: LXU)
Chemical Business operates 4 production facilities
El Dorado Chemical Company (“EDC”) (Arkansas)
Cherokee Nitrogen LLC (Alabama)
Pryor Chemical Company (Oklahoma)
El Dorado Nitric LLC (“Baytown”) (Texas)
Climate Control Business operates 7 facilities located
in Oklahoma City (over 1 million square feet)
Financial Snapshot:
LTM 3/31/14 Net Sales of $707.1 million
LTM 3/31/14 Consolidated Adjusted EBITDA of
$161.2 million
LSB operates a well-diversified business with differentiated market positions across two distinct business segments
Note: Excludes unallocated corporate expenses

Where Our Products Go
Chemical
56%
($381 mil)
Climate Control
42%
($285 mil)
25% Agriculture
21% Industrial Acids & Ammonia
9% Mining
35% Commercial & Institutional Buildings
7% Single-family Residential
Engineered Products & Other 2%
Natural Gas 1%

($'s in millions)
$900
$600
$300
$0
492
586
749
532
610
805
759
679
2006
2007
2008
2009
2010
2011
2012
2013

LSB’s Two Core Businesses

Consolidated Sales History
Chemical
Provides nitrogen based agricultural, mining
and industrial chemicals to North American
market
Leading merchant marketer of nitric acid in
the U.S.
Major investments underway to reduce costs
and increase facility reliability and capacity
Positioned to benefit from strong agricultural
market with favorable margins
Climate Control
Provides specialty HVAC products to
commercial, institutional and residential new
construction, renovation and replacement
markets, emphasis on green products
Market and technology leader for
geothermal heat pumps, water source heat
pumps, and hydronic fan coils
Poised to benefit from the economic
recovery, long-term trend toward green
construction, and growth of emerging
products
2013 Full Year Sales Mix

6 Business Segment Overview

US Midwest Producers
US Gulf Producers
Middle East
Trinidad
Russia - Yuzhnyy
Ukraine Port
0
100
200
300
400
500
600
700
Cash Costs
Freight to US
Freight & Handling to US Midwest

Attractive Industry Fundamentals – Agro Chemicals

World Situation:
Growing populations
Developing economies
Changing dietary habits (from grain to
meat)
Worldwide grain stock-to-use ratios at
below historical levels
North American Situation:
World grain shortages positively
impact grain requirements in the U.S.
During last 3 years U.S. consumed
more grain than it produced.
U.S. grain stocks are below historical
levels.
Result:
High demand for grain expected in
2014 and beyond.
North America is Low Cost Producer
of Nitrogen Fertilizers
Natural gas is the primary feedstock for
anhydrous ammonia and all nitrogen
fertilizers.
Due to large shale gas reserves, U.S. has very
low natural gas prices vs. most places
worldwide.
Natural gas is expected to average between
$4.50 and $5.00 per MMBtu in 2014.
U.S. Midwest Delivered
Ammonia Cost Forecast
($US/ton)
Source: Fertecon, Blue Johnson, PotashCorp (2013)

Agro-
Chemical
(44% of sales)
Nitric Acid Semi-conductor, nylon, polyurethane
intermediates, ammonium nitrate
CF Industries, PCS
Sulfuric Acid Pulp and paper, alum, water treatment,
metals and vanadium processing
Cytec, Chemtrade Logistics
Anhydrous Ammonia Power plant emissions abatement, water
treatment, refrigerants, metals processing
Various
Diesel Exhaust Fluid (DEF) Exhaust stream additive to reduce NO
x
emissions from diesel vehicles
Various
Market              Products                             Uses   Competitors
Industrial
Acids,
Ammonia &
DEF
(37% of sales)
Urea Ammonium Nitrate
Solutions (UAN)
Fertilizer for corn and other crops CF Industries, PCS,
Koch Industries, Rentec,
Coffeeville  Resources, imports
Ammonium Nitrate
- high density prills (AN)
Primary nitrogen component in NPK
fertilizer blends
CF Industries, imports
Anhydrous Ammonia High nitrogen content fertilizer primarily used for corn
Various
Chemical Markets and Products

Ammonium Nitrate – low
density prills (AN) and AN
solutions
Specialty emulsions for mining
applications
CF Industries, PCS,
Dyno Nobel America
Specialty E2 Ammonium
Nitrate
Surface mining, quarries, construction Imports
Mining
Products
(17% of  sales)

BAYER

Georgia-Pacific

DU PONT

Airgas.

You'll find it with us.™

KOCH INDUSTRIES INC

YARA

INTERNATIONAL PAPER

Major Chemical Customers 9 Bayer

Strategically Located Chemical Facilities,
Long-Standing Customers, Unique Business Model

Product offering applicable across a broad range of end markets
Nitric acid for
industrial uses
UAN, AN and
NH3 fertilizers
AN and AN solutions for
mining industry
Chemical End Markets Strong Market Positions Across Footprint
Strong regional market positions serving
the Corn Belt and South Central U.S.
Multiple distribution channels
Located on major rail transport routes
(single haul rail and river access at
Cherokee)
Access to ammonia pipeline at EDC
Average relationship of over 15 years with
top 5 customers – includes several blue-chip
customers
Reduced commodity exposure through cost
plus agreements (feedstock and production
costs plus profit component)

Bayer Nitric Acid
16%
Agricultural
44%
Industrial Acids & Ammonia
21%
Natural Gas
2%
Mining
17%

Spot Market
46%
Cost Plus
54%

Operational Dynamics
Diversification Strategy with Product Balance Options

Sales by Market Cost-Plus Agreements vs.
Spot Market Sales
A key strategy is to
OPTIMIZE SALES MIX:
industrial vs. agricultural.
Approximately half  our sales
are
NON-SEASONAL
and priced pursuant to
COST-PLUS
agreements.
2013 Sales Mix

Agricultural Products

Industrial & Mining Products

Chemical Facilities

El Dorado Nitric  LLC
El Dorado Chemical Co.
Cherokee Nitrogen LLC
Pryor Chemical Co.
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor Chemical
Company
El Dorado
Nitric LLC
El Dorado, AR Cherokee, AL Pryor, OK Baytown, TX
150 160 47 2
1400 1300 104 Bayer site
ammonia natural gas natural gas ammonia
  UAN
x
x
  High Density AN
x
  Ammonia
x x
  Urea
x x
  Nitric Acid
x x x x
  Concentraed
  Nitric Acid
x
  Sulfuric Acid
x
  Mixed Acid
x
  Carbon Dioxide
x x
  Ammonia
x x
  DEF
x
  Low Density AN
x
  AN solutions
x x
truck, rail
truck, rail,
pipeline, barge
truck, rail truck, pipeline   Transportation to Market
  Facility
  Location
  Plant Area (acres)
  Site Area (acres)
  Feedstock

Industrial & Mining Products	Agricultural Products

Annual Production Capacity for Products Available for Sale
(000’s of tons)

Red Font = production capacities after the completion of the ammonia and nitric acid expansion projects at El Dorado
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor
Chemical
Company
El Dorado
Nitric LLC
ammonia natural gas natural gas ammonia
  UAN 215 300
  High Density AN
110/300
  Ammonia 125 30 85
  Nitric Acid
45/200
30 410
  DEF 15
  Low Density AN 220
  AN solutions 85
  Facility
  Feedstock

Average Cost per Ton
700
600
500
400
300
200
100
0
$214
$624
$179
$647
$220
$599
2011
2012
2013
Delivered Cost
Natural Gas Cost
Fixed Cost
Other Variable Cost
Average Difference

Capital Expansion Projects
El Dorado Ammonia Plant
•
Cost of $250 million - $300 million
•
Reduces production costs significantly vs.
purchased ammonia
•
Enhanced product balance opportunities
•
Increases plant capacity:
- Currently use ~220,000 tons per year (TPY)
- Additional capacity ~155,000 TPY
- Total capacity ~375,000 TPY
•
Estimated completion Q4 2015/start-up Q1 2016
•
Cost of $115 million - $125 million
•
Improves operating characteristics
•
Enhanced product balance
•
Replaces lost acid capacity and adds additional
capacity for a total of 370,000 TPY
•
Estimated completion and start-up Q2 2015
El Dorado Nitric Acid Plant and Concentrator
•
Engineering, Procurement and Construction
(EPC) contractor secured
•
Installation of above ground structures
underway
•
Inspection and refurbish/rebuild of equipment
in process
Construction Process Well Underway Ammonia Production Offers Attractive Economics
Cost to Produce Cost to Produce Cost to Produce Cost to Produce Cost to Produce Cost to Produce
Average Difference (Produce vs. Purchase): $419 per ton

Other
14%
Education
19%
Industrial
2%
Office
5%
Retail
7%
Single
Family
Residential
17%
Healthcare
8%
Hospitality
12%
Multi-
Family
16%

Attractive Industry Fundamentals: Climate Control
Significant upside as industry drivers return to
levels at/near historical norms
Driven by high energy efficiency
Climate Control 2013 End Market Mix
Total
Commercial,
Institutional and
Multi-Family:
83%
Sources: McGraw-Hill Construction Market Forecasting Service, Q2 2014; 50 Year Median – Census Bureau
($ in Billions)
$35.0
$85.0
$204.0
$248.0
$0
$75
$150
$225
$300
2008A 2012A 2016P
Low-end
High-end
Source: 2013 Dodge Construction Green Outlook
(MM Square Feet)
Commercial / Institutional / Multi-Family Starts
1,749
1,100
1,544
1,710
2008 2012 2015E 2017E
39%
11%
(Starts in 000’s)
Single Family Residential Construction
1,626
516
910
1,090
2005 2012 2015E 2017E
76%
50-Year Median: 1,070
20%
Construction markets are poised for a
recovery to pre-recession levels
Green building market spending expected
to grow ~25%+ CAGR from ‘12 – ‘16E

Climate Control Market and Products
Geothermal &
Water Source
Heat Pumps
(64% of sales)
Hydronic Fan
Coils
Heating and cooling for commercial/institutional
new construction, renovation and replacements
Leading share in hydronic
fan coils
Hydronic Fan
Coils
(23% of sales)
Water Source
Heat Pumps
Heating and cooling for commercial/institutional
markets as well as single family residential new
construction renovation and replacements
Geothermal
Heat Pumps
Heating and cooling for commercial/institutional
markets as well as single family residential new
construction renovation and replacements
Leading share in water
source and geothermal
heat pumps
Large Custom
Air Handlers
Commercial, institutional and industrial uses
Modular
Chillers
Commercial, institutional and industrial uses
Make-up Air
Units
Commercial, institutional
and industrial uses
Other HVAC
Products
(13% of sales)
Market         Products                             Uses

Significant Installed Base of Climate Control  Products
Millennium Towers, NYC Bellagio, Las Vegas Statue of Liberty MGM Grand, Las Vegas Trump Tower, NYC
World Financial Center, NYC Chicago Hilton and Towers Wynn Resort, Las Vegas Disney’s Grand Floridian, Orlando Atlantis, Bahamas
Rowes Wharf, Boston Alta Condos, Washington DC Peninsula, Hong Kong Ritz Carlton, Pasadena, CA Rockefeller Center, NYC

Thousands of premier installations and over 4 million units

18 Financial Overview

Summary Statement of Operations

2013 2012 2011 2010 2014 2013
  Sales $679.3 $759.0 $805.3 $609.9 $178.5 $150.7
  Sales Growth (11)% (6)% 32% 15% 19% (21)%
  Operating Income/(Loss) $105.3 $95.7 $136.4 $55.9 $25.9 ($0.2)
  Net Income/(Loss) $55.0 $58.6 $83.8 $29.6 $11.6 ($0.1)
  Diluted Earnings/(Loss) per Share $2.33 $2.49 $3.58 $1.32 $0.49 ($0.02)
  EBITDA $132.9 $117.3 $155.7 $74.3 $34.7 $6.5
  EBITDA Margin 20% 15% 19% 12% 19% 4%
  $ in millions except EPS
3 Mos. Ended March 31, Calendar Year Ended Dec. 31,
*Free cash flow is defined as operating cash plus insurance proceeds and debt and financing proceeds, less capital expenditures and debt and financing payments

Segment Summary Statement of Operations

  Chemical Business
3 Mos. Ended March 31,
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $380.7 $477.8 $511.9 $351.1 $115.2 $77.5
  Gross Profit 46.2 97.7 130.7 49.3 28.4 2.4
  Gross Profit % 12.1% 20.4% 25.5% 14.0% 24.7% 3.1%
  Operating Income/(Loss) 87.8 82.1 116.5 31.9 28.8 (3.8)
  Segment EBITDA $111.4 $98.5 $131.2 $45.0 $36.3 $1.6
  Climate Control Business
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $285.0 $266.2 $281.6 $250.5 $60.3 $70.3
  Gross Profit 92.9 81.0          88.2 86.4 19.3 22.0
  Gross Profit % 32.6% 30.4% 31.3% 34.5% 31.9% 31.3%
  Operating Income 30.4 25.8 32.8 35.3 4.3 6.4
  Segment EBITDA $33.6 $29.0 $35.5 $38.8 $5.5 $7.2
3 Mos. Ended March 31,
Calendar Year Ended Dec. 31,
Calendar Year Ended Dec. 31,

60%
50%
40%
30%
20%
10%
0%
23.0%
22.9%
55.5%
52.9%
52.1%
Mar. 31 2013
Jun. 30 2013
Sept. 30 2013
Dec. 31 2013
Mar. 31 2014

25
20
15
10
5
0
20.1x
14.6x
8.2x
7.4x
6.2x
Mar. 31 2013
Jun. 30 2013
Sept. 30 2013
Dec. 31 2013
Mar. 31 2014

Debt to Capital
Solid Financial Position
Strong Balance Sheet

Note: As of March 31, 2014, total debt consisted of $425
million 7.75% Senior Secured Notes due in 2019; a $28 million
Secured Promissory Note with final payment due in February
2016 and $9 million of equipment loans and capital leases.  Our
$100 million working capital revolver is undrawn and
availability under this facility was approximately $80 million at
March 31, 2014.
March 31, December 31,
2014 2013
Cash and Investments $408.9 $434.7
Total Debt $461.9 $463.0
Stockholders' Equity $423.9 $411.7
Total Capitalization $885.8 $874.7
  $ in millions
EBITDA to Interest Coverage*
*  Calculated on a trailing twelve month basis using
total interest, including capitalized interest.

Planned Capital Spending

Remainder of
2014
2015 Total
Chemical Business:
  El Dorado Facility Expansion Projects $200 - $235 $117 - $152 $317 - $387
  Development of Natural Gas Leaseholds 8  -  10 11  -  13 19  -  23
  Environmental Projects 9  -  11 5  -  6 14  -  17
  Major Renewal and Improvement Projects 30  -  40 20  -  30 50  -  70
  Other 18  -  20 19  -  22 37  -  42
    Total Chemical $265 - $316 $172 - $223 $437 - $539
Climate Control Business: 6  -  7 5  -  10 11  -  17
Corporate and Other: 6  -  7 7  -  9 13  -  16
    Total Projects $277 - $330 $184 - $242 $461 - $572
Capitalized
to Date
Remainder of
2014
2015
Project
Total
Ammonia Plant $53
$100 - $125 $97 - $122 $250 - $300
Nitric Acid Plant and Concentrator 60
45  -  50 10  -  15 115 - 125
Other Support Infrastructure -
55  -  60 10  -  15 65  -  75
    Total El Dorado Projects
$113 $200 - $235 $117 - $152 $430 - $500
Planned Capital Expenditures
Planned Capital Expenditures
Total Projects (including El Dorado below)
El Dorado
Expansion Projects
(as of March 31, 2014 - $ in millions)

Outlook

Chemical
Positive fundamentals remain for the nitrogen fertilizers we produce.
Gross margins remain historically strong although lower than 2013.
2013’s improved corn harvest resulted in a higher stock-to-use ratio and lower forward corn prices, however pricing remains at favorable levels for growers.
The 2014 planting seasons for both corn and wheat started slowly due to weather conditions, but have come back to historical levels.
Growth is forecasted for the next few years for the industrial markets we serve.
Climate Control
Leading indicators point to solid growth over the next three years in commercial and institutional construction, as well as residential housing starts.
Rate of recovery in the commercial and institutional sectors seems to be lagging behind the recovery in the general single-family residential construction market.
Anticipate an improvement in all the major sectors that we serve, especially lodging, multi-family housing and education.
LEAN operational excellence initiatives should result in enhanced margins.

Key LSB Value Drivers
Comprehensive upgraded Chemical Business safety and plant reliability systems –
intended to improve plant up-time and reduce risks of unplanned downtime.
Pryor facility reliability improvements
- including new senior management,
additional engineering support, extensive monitoring and control equipment, remanufacture of certain key pieces of equipment, and use of industry expert consultants – intended to improve plant up-time and reduce risks of unplanned downtime.
Capital projects at El Dorado –
intended to reduce costs, increase capacity, and
enhance product balance capabilities.
Growth in Climate Control Business
within existing plant footprints as
construction cycle recovers to achieve increased profits through operating leverage.
Operational excellence initiatives (including LEAN manufacturing techniques)
in our Climate Control Business
to facilitate improved operational metrics
leading to expanding margins.

25 Appendix

EBITDA Reconciliations  (in millions)
Reconciliation of Consolidated Net Income (Loss) and Segment Operating Income (Loss) to Non-GAAP measurement EBITDA.
Management uses operating income by business segment for purposes of making decisions that include resource allocations and performance evaluations.  Operating income by business segment represents gross profit by business segment less selling, general and administrative expenses incurred by each business segment plus other income and other expense earned/incurred by each business segment before general corporate expenses.

LSB Industries, Inc. Consolidated
2014 2013 2014 2013
Net income (loss) 11.6 $             (0.1) $               66.7 $               44.2 $
Plus:
  Interest expense 6.7                   0.7                    20.0                   3.8
  Depreciation and amortization 8.7                   6.6                    30.5                   22.3
  Provisions for income taxes 7.7                   (0.7)                   43.8                   25.0
  Loss from discontinued operations -                     -                      0.2                     0.2
EBITDA 34.7 $             6.5 $                 161.2 $            95.5 $
Climate Control Business
Operating income 4.3 $                6.4 $                 28.3 $               26.4 $
Plus:
  Equity in earnings of affiliate 0.1                   0.2                    0.3                     0.7
  Depreciation and amortization 1.1                   0.6                    3.3                     2.5
Segment EBITDA 5.5 $                7.2 $                 32.0 $               29.6 $
Chemical Business
Operating income (loss) 28.8 $             (3.8) $               120.4 $            57.9 $
Plus:
  Non-operating income 0.1                   -                      0.1                     -
  Depreciation and amortization 7.4                   5.4                    25.6                   17.8
Segment EBITDA 36.3 $             1.6 $                 146.1 $            75.7 $
Three months ended 3-31 Trailing Twelve months ended 3-31

Chemical Business Operating Metrics

*Gross cost excluding any hedging activity
Three Months Ended March 31,
Agricultural: 2014 2013 % Change
Product (tons sold)
Urea ammonium nitrate (UAN) 83,516 32,419 158%
Ammonium nitrate (AN) 86,403 39,904 117%
Anhydrous ammonia 15,057 3,012 400%
Other 5,557 5,222 6%
190,533 80,557 137%
Average Selling Prices (price per ton)
UAN $261 $311 (16%)
AN $308 $377 (18%)
Anhydrous ammonia $416 $687 (39%)
Input Costs
Average purchased ammonia cost/ton $419 $619 (32%)
Average natural gas cost/MMbtu*
$5.25 $3.78 39%
Industrial:
Product (tons sold)
Nitric acid 141,142 77,829 81%
AN and AN solution 40,981 27,961 47%

Pryor, OK	UAN	Koch	Southern Plains & Corn Belt
Cherokee, AL	UAN	Transammonia, The Andersons, CHS, Koch, et.al.	Eastern Corn Belt
El Dorado, AR	AN	Ag Centers - 20% Distributors & Dealers - 80%

LSB’s Agricultural Distribution

Multiple distribution channels
Diverse geographic coverage
Longstanding customer relationships
Direct rail linkage to corn belt
Southern Plains,
South Central,
Midwest & West

What Our Chemical Products Are Used For:

Agrochemical Products Uses
Urea Ammonium Nitrate Solutions (UAN) 28-32% N
Manufactured nitrogen content fertilizer
High nitrogen content fertilizer for corn and other crops with high nitrogen demand (wheat, milo, cotton)
E2 Ammonium Nitrate Prill (solid)  34% N
High nitrogen content fertilizer
Nitrogen consuming crops, forage areas and citrus.  The primary nitrogen component in NPK (nitrogen, phosphorus, potassium) fertilizer blends
Fertilizer Blends
Custom blends with purchased phosphates, potassium, sulfur,
micronutrients with produced ammonium nitrate
Special application for agri-business products to supply growers balanced fertility
Anhydrous Ammonia  82% N
Gas injected application
High nitrogen content fertilizer with highest percentage use for corn.
Industrial Acids, Ammonia, DEF Uses:
Concentrated Nitric Acid
Aqueous solution up to 99% concentration
Production of specialty fibers, nitrocellulose, gaskets, crop  chemicals, mining products, metal treatment, nitric acid commercial blends
Nitric Acid Commercial Blends
Aqueous solution up to 89% concentration
Semi-conductor industry, manufacture of nylon and polyurethane intermediates, potassium nitrate compounds, ammonium nitrate production
Anhydrous Ammonia
Commercial grade and high purity refrigeration, metallurgical grade
Air emission abatement in power plants, water treatment, refrigerants, metals processing, and a wide variety of industrial uses
Mixed Acids
Blends of  concentrated nitric acid and sulfuric acid/oleum
Diesel fuel additives, ordnance, herbicides and pharmaceutical grade nitroglycerine
Sulfuric Acid
98% and 93% concentrations, standard and low-iron grades
Pulp and paper manufacturing, alum, water treatment, metals processing, vanadium processing, other industrial uses
DEF (diesel exhaust fluid) Exhaust stream additive to reduce NO
X
emissions from diesel vehicles
Industrial Mining Products Uses:
Ammonium Nitrate Solutions
54% and 83% concentrations
Specialty emulsions for mining applications, other miscellaneous uses
Low Density Ammonium Nitrate Prills (solids)
Solid pellets with good porosity and flowability
Surface mining, quarries, construction

NH$_3$
(storage, trucks, rail)
Nitric Acid
AN Solution
Natural Gas
(pipeline)
Ammonia Plant
UAN
UAN
(storage, trucks, rail)
CO$_2$
Urea
CO$_2$
Liquification
CO$_2$
(storage, trucks)

Typical Facility Process Flow  (Pryor)

Products are marketable at every intermediate and final stage of production.
Pryor facility process flow is typical of plants with natural gas feedstock.
Pryor and Cherokee use natural gas feedstock.  El Dorado and Baytown use ammonia feedstock.

100%
75%
50%
25%
0%
2008
2013
Retail
Single Family
Education
Healthcare
Multi Family
Office
Lodging
Other

Export
7%
Residential
17%
Commercial
&
Institutional
76%

Contracting
1%
Chillers
4%
Air
Handlers
7%
Heat Pumps
65%
Fan Coils
23%

OEM
18%
Direct
82%

Climate Control Sales & Marketing Data

Diversified End Markets
Commercial:
•
238 Commercial representative firms with
438 locations
• 2,200+ Sales Engineers
Residential (Geothermal):
•
600 Residential distributor locations (approx.)
• 4,000 Residential contractor-dealers (approx.)
Plus: OEM distribution channels
Distribution Channels (as of Q2 2014)
Product & Market Sales Mix – Various Perspectives
2013 Sales Mix Data

❶
❷

Lighting & Appliances 27%
Heating & AC 60%
Hot Water 13%
Geothermal Energy (Provided free from the earth) 49%
Lighting & Appliances 27%
Hot Water 6%
Heating & AC 18%

Focus on Geothermal Heat Pumps
How does a GHP system work?

The Earth absorbs approximately 50% of all solar energy and
remains at nearly a constant temperature year round (below a few feet deep).
A GHP system uses a sealed in-ground heat exchanger (loop) filled with fluid and a GHP unit to exchange energy between the house or building and the earth.
In
winter,
fluid in the loop absorbs energy from the earth and carries it to the GHP where it is converted (compressed) to a higher temperature and sent as warm air into the house or building.
In
summer,
the system reverses, transferring heat from the house or
building into the earth.
GHP systems work year
round,
in all climates, in both individual
residences and large commercial buildings, providing both conditioned air and domestic hot water
(as a “free” by-product).
Typical
Residential
Geothermal
System
Geothermal Benefits:
Energy Cost Reduction & Positive
Cash Flow
– the most energy efficient
HVAC technology available –
up to 80%
more
efficient than conventional systems.
Fed Tax Credits - 30% residential & 10% business +
accelerated depreciation, + state/utility incentives
GHP’s are an Alternative form of Renewable Energy
Green Refrigerants -
non-ozone depleting
“Free” Domestic Hot Water
Noise Free Operation –
no noisy condensing unit
Extremely Long Lived vs. conventional systems (50 year
loops)
Conventional System   Geothermal System
Residential Energy Usage

Lighting & Appliance
Heating
Cooling
Hot Water
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Geothermal Heat Pump
16 SEER Standard Heat Pump
10 SEER Standard Heat Pump
93% Efficient Natural Gas Furnace with 16 SEER A/C
80% Efficient Natural Gas Furnace with 10 SEER A/C
93% Efficient Propane Furnace with 16 SEER A/C
80% Efficient Propane Furnace with 10 SEER A/C
80% Efficient Oil Furnace with 16 SEER A/C
80% Efficient Oil Furnace with 10 SEER A/C

Typical GHP Costs and Savings
For a GHP System in a 2,500 sq. ft. new house in St. Louis, MO (typical middle America)
Installed Cost of a 4 ton GHP System = $6,000 per ton (12,000 Btu/ton).
System Operating Cost Comparison
GHP vs. Conventional Systems
Note: System installed costs are different throughout the U.S due to varying local conditions and labor costs.  Savings vary due to weather conditions, user preferences, and local utility rates. Costs and savings in St. Louis are estimates and subject to change.
Payback (GHP vs.  Hi-Eff Gas Furn+AC)
Installed cost of GHP $24,000
Less: 30% Fed tax credit (7,200)
GHP cost after credit 16,800
Cost for Hi-Eff Gas + AC (12,000)
GHP premium cost 4,800
Annual Energy Savings $1,248
Payback in Years
3.8
Positive Cash Flow
Annual Energy Savings $1,248
Annual P&I on GHP
Premium (6% int. – 10 yrs.) (636)
Annual Cash Savings $612
This analysis
compares these
systems:

Notes: 34

Notes: 35

LSB Industries, Inc. is headquartered in
Oklahoma City and does business through
its subsidiaries, with seven HVAC manufacturing
and distribution facilities in Oklahoma City,
chemical plants in Texas, Arkansas, Alabama
and Oklahoma and an engineered products
distribution center in Oklahoma City.
Approximately 1,900 total employees.
Investor Relations:
Company Contact
:
Mark Behrman
Phone: 405-235-4546
Email: mbehrman@lsbindustries.com
The Equity Group, Inc.
Fred Buonocore
Phone:  212-836-9607
Email: fbuonocore@equityny.com
Linda Latman
Phone: 212-836-9609
Email: llatman@equityny.com
Fax: 212-421-1278
Corporate Offices:
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma USA
Phone: 405-235-4546
Fax: 405-235-5067
Email: info@lsbindustries.com
Website: www.lsbindustries.com
Common Stock:
NYSE ticker symbol LXU
Auditor:
Ernst & Young LLP